UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2012

SureWest Communications

(Exact name of Company as specified in its charter)

000-29660
(Commission File Number)

California	68-0365195
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)

8150 Industrial Avenue

Roseville, California 95678

(Address of principal executive offices, with zip code)

(916) 772-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 5, 2012, SureWest Communications, a California corporation (“SureWest”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among SureWest, Consolidated Communications Holdings, Inc., a Delaware corporation, (“Consolidated”), WH Acquisition Corp. a California corporation and wholly owned subsidiary of Consolidated (“Merger Sub I”) and WH Acquisition II Corp., a California corporation and wholly owned subsidiary of Consolidated (“Merger Sub II”), pursuant to which Merger Sub I will merge with and into SureWest, (the “First Merger”) and following consummation of the First Merger SureWest will merge with and into Merger Sub II, and Merger Sub II shall be the surviving corporation (the “Second Merger” and, together with the First Merger, the “Mergers”).

Pursuant to the terms of the Merger Agreement, in the First Merger SureWest shareholders will be entitled to elect to receive, for all of their SureWest shares, either cash or Consolidated Common Stock, subject to certain limitations as described below.

Under the terms of the Merger Agreement, SureWest’s shareholders may elect to exchange each share of SureWest Common Stock for either $23.00 in cash (without interest) or shares of Consolidated Common Stock having an equivalent value based on average trading prices for the 20-day period ending two days before the closing of the acquisition, subject to a collar so that there will be a maximum exchange ratio of 1.40565 shares of Consolidated Common Stock for each share of SureWest Common Stock and a minimum of 1.03896 shares of Consolidated Common Stock for each share of SureWest Common Stock.  Overall elections are subject to proration so that 50% of the SureWest shares will be exchanged for cash and 50% for stock.  The results of applying the collar and proration provisions are subject to adjustment to ensure the transaction will be treated as a tax-free reorganization for federal income tax purposes.

Shares of SureWest with respect to which no election is timely made will be converted into the right to receive the cash consideration or the Consolidated Common Stock, as determined in accordance with the proration described in the Merger Agreement.

All SureWest restricted stock units which are not subject to Section 409A of the Internal Revenue Code shall become fully vested at the time of the closing of the First Merger and will be automatically cancelled and the holder thereof will receive a cash payment (without interest) with respect thereto equal to the product of (i) $23.00 and (ii) the number of shares of SureWest Common Stock subject to such restricted stock unit.  Each SureWest restricted stock unit that is subject to Section 409A of the Internal Revenue Code will be settled in cash pursuant to the terms of the applicable award agreement and, therefore, the holder thereof will receive the a cash payment (without interest) of $23.00 per share of SureWest Common Stock issuable pursuant to such restricted stock unit at the time prescribed by the applicable award agreement.

All SureWest restricted stock awards shall become fully vested at the time of the closing of the First Merger and will be automatically cancelled and the holder thereof will receive a cash payment (without interest) with respect thereto equal to the product of (i) $23.00 and (ii) the number of shares of SureWest Common Stock subject to such restricted stock award.

SureWest has made certain customary representations, warranties and covenants in the Merger Agreement, including, among others, (i) not to (A) solicit proposals relating to alternative business combination transactions or (B) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with alternative business combination transactions, (ii) to cause a meeting of SureWest’s shareholders to be held to consider the approval and adoption of the Merger Agreement, and (iii) subject to certain exceptions, that SureWest’s Board of Directors will recommend that SureWest’s shareholders vote to approve and adopt the Merger Agreement.  SureWest will pay its previously announced regular dividend on March 15, 2012.

Completion of the Mergers are subject to various customary closing conditions, including, but not limited to, (i) approval and adoption of the Merger Agreement by SureWest’s shareholders, (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) consents having been obtained from the Federal Communications Commission, the California Public Utilities Commission and other applicable state regulators, (iv) the absence of any order or injunction prohibiting the consummation of the Mergers, (iii) the accuracy of the representations and warranties of each party, (v) performance, in all material respects, all obligations and compliance with, in all material respects, agreements and covenants to be performed or complied with by each party, (vi) declaration of effectiveness of the Registration Statement on Form S-4 to be filed by Consolidated and (vii) the approval of the listing of additional shares of Consolidated Common Stock to be issued to SureWest shareholders.

The Mergers are not subject to a financing condition and are expected to close in the second half of 2012.  SureWest expects to call a shareholders meeting at which the Mergers will be submitted to SureWest’s shareholders for approval.  Approval by Consolidated’s stockholders is also required.

The Merger Agreement contains certain termination rights for each of Consolidated and SureWest, including SureWest’s right to terminate the Merger Agreement under certain circumstances to pursue an unsolicited superior proposal.  In addition, the Merger Agreement provides that upon termination of the Merger Agreement under specified circumstances, including termination by SureWest to pursue an unsolicited superior proposal, SureWest is required to pay Consolidated a termination fee of $14,675,000.

The board of directors of SureWest unanimously approved the Merger Agreement and determined that the Merger Agreement and the Merger were in the best interests of SureWest and its shareholders.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which will be submitted in a future filing. A joint press release, issued on February 6, 2012, announcing the signing of the Merger Agreement, is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual or financial information about Consolidated, SureWest, or their respective subsidiaries and affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Consolidated, Merger Sub I, Merger Sub II or SureWest or any of their respective subsidiaries or affiliates.  SureWest’s disclosure schedule contains information that has been included in the Company’s prior public disclosures, as well as non-public information.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Consolidated and SureWest.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Mergers that will be contained in, or incorporated by reference into, the proxy statement/prospectus that the parties will be filing in connection with the Merger, as well as in the other filings that each of Consolidated and SureWest make with the SEC.

Important Merger Information and Additional Information

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

In connection with the proposed transaction, SureWest and Consolidated will file relevant materials with the SEC. Consolidated will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”).  SUREWEST SHAREHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.  The final proxy statement/prospectus will be mailed to SureWest shareholders.  The registration statement and proxy statement/prospectus and other documents filed by SureWest with the SEC are, or when filed will be, available free of charge at the SEC web site at www.sec.gov. Copies of the registration statement and proxy statement/prospectus (when available) and other filings made by SureWest with the SEC can also be obtained, free of charge, by directing a request to SureWest Communications, P.O. Box 969, Roseville, CA 95678, Attn: Investor Relations Manager. The registration statement and proxy statement/prospectus (when available) and such other documents are also available for free on our web site at www.surw.com/ir/, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

Participants in the Solicitation

SureWest and Consolidated, and certain of their respective directors and officers and other persons may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed acquisition transaction. Information regarding directors and executive officers of SureWest in the solicitation is set forth in the SureWest proxy statements and Annual Reports on Form 10-K, previously filed with the SEC.  Information regarding directors and executive officers of Consolidated in the solicitation is set forth in the Consolidated proxy statements and Annual Reports on Form 10-K, previously filed with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Safe Harbor Statement

Statements about the expected timing, completion and effects of the proposed merger, and all other statements made in this news release that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements may be identified by the use of words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate” or “project,” or the negative of those words or other comparable words. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the company’s actual results to differ from those projected in such forward-looking statements.  Such risks and uncertainties include: any conditions imposed on the parties in connection with consummation of the transaction described herein; approval of the mergers by our shareholders; the ability to obtain regulatory approvals of the transactions contemplated by the Merger Agreement on the proposed terms and schedule; the failure of our shareholders to approve the transactions contemplated by the Merger Agreement; our ability to maintain relationships with customers, employees or suppliers following the announcement of the Merger Agreement; the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the ability of the parties to satisfy the conditions to closing of the transactions contemplated by the Merger Agreement; and the risk that the transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all; and the risks that are described from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.

Important factors that could cause actual results to differ from those set forth in the forward-looking statements include, but are not limited to, advances in telecommunications technology, changes in the telecommunications regulatory environment, changes in the financial stability of other telecommunications providers who are customers of the company, changes in competition in markets in which the company operates, adverse circumstances affecting the economy in California, Kansas and Missouri in general, and in the greater Sacramento, California and greater Kansas City, Kansas and Missouri areas in particular, the availability of future financing, changes in the demand for services and products, new product and service development and introductions, and pending and future litigation.

Item 8.01. Other Events.

On February 6, 2012, SureWest and Consolidated issued a joint press release announcing entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description

99.1	Joint press release of SureWest Communications and Consolidated Communications Holdings, Inc. dated February 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2012	SUREWEST COMMUNICATIONS

	By:	/s/ Steven C. Oldham
	Name:	Steven C. Oldham
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release of SureWest Communications and Consolidated Communications Holdings, Inc. dated February 6, 2012.